Exhibit 99.1

JER INVESTORS TRUST INC.

AMENDMENT NO. 1 TO THE BYLAWS

The Bylaws of the Corporation are hereby amended by deleting ARTICLE II, Section 2 in its entirety and substituting in lieu thereof a new ARTICLE II, Section 2 as set forth below:

“Section 2. ANNUAL MEETING. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on a date and at the time set by the Board of Directors during the month of May in each year.”